SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


     DATE OF REPORT (Date of earliest event reported):  November 19, 1999

                      AMERICAN HOME PRODUCTS CORPORATION
            (Exact name of registrant as specified in its charter)


          Delaware                  1-1225                  13-2526821
(State or other jurisdiction    (Commission FilE          (IRS Employer
of incorporation)                    Number)            Identification No.)




Five Giralda Farms, Madison, New Jersey                       07940
(Address of Principal Executive Offices)                   (Zip Code)



       Registrant's telephone number, including area code:  973-660-5000

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Item 5.  Other Events

          On November 19, 1999, American Home Products Corporation ("AHP") issued a press release announcing that the Delaware Chancery Court had adopted the schedule proposed by Warner-Lambert Company ("Warner-Lambert") and AHP and set a preliminary hearing for January 24, 2000 with respect to Pfizer Inc.'s amended complaint challenging certain aspects of the Agreement and Plan of Merger, dated as of November 3, 1999, among AHP, Wolverine Sub Corp., a Delaware corporation and wholly owned subsidiary of AHP, and Warner-Lambert. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.


Item 7.    Financial Statements and Exhibits

     (c)  Exhibits

          (99.1)    Press Release, dated November 19, 1999






























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

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          AMERICAN HOME PRODUCTS CORPORATION



                          By: /s/ Gerald A. Jibilian
                              --------------------------
                              Name:  Gerald A. Jibilian
                              Title: Vice President





Dated:  November 22, 1999






























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

                                 EXHIBIT INDEX



                 (99.1)   Press Release, dated November 19, 1999











































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